UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2003

THE PMI GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13664 (Commission File Number)	94-3199675 (IRS Employer Identification No.)

3003 Oak Road, Walnut Creek, California (Address of Principal Executive Offices)	94597-2098 (Zip Code)

(925) 658-7878

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The following documents are filed with reference to and hereby incorporated by reference into (i) the Registration Statement on Form S-3 (File No. 333-107747), as amended, of The PMI Group, Inc. (the “Company”), filed with the Securities and Exchange Commission on August 7, 2003 and amended on September 29, 2003 and (ii) the Registration Statement on Form S-3 (File No. 333-110044) of the Company, filed with the Securities and Exchange Commission on October 28, 2003 pursuant to Rule 462(b) under the Securities Act of 1933, as amended.

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 28, 2003 (relating to Common Stock of the Company)

1.2	Underwriting Agreement, dated October 28, 2003 (relating to Hybrid Income Term Security Units of the Company)

4	Form of Remarketing Agreement

5.1	Opinion of Sullivan & Cromwell LLP (relating to Common Stock of the Company)

5.2	Opinion of Sullivan & Cromwell LLP (relating to Hybrid Income Term Security Units of the Company)

23.1	Consents of Sullivan & Cromwell LLP (included in Exhibits 5.1 and 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2003	THE PMI GROUP, INC.

	By:	/s/ Donald P. Lofe, Jr.

Donald P. Lofe, Jr. Executive Vice President and Chief Financial Officer